UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): APRIL 27, 2022

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street		33178
Miami,	Florida	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 500-3726

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	R	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition

On April 27, 2022, we issued a press release reporting our financial results for the three months ended March 31, 2022 (the “Press Release”) and hosted a conference call and webcast during which we presented such financial results (the “Presentation”). The Press Release and a transcript of the Presentation is furnished herewith as Exhibits 99.1 and 99.2, respectively. In addition, the Press Release and Presentation are each available on our website at http://investors.ryder.com.

The information in this report, including Exhibit 99.1 and 99.2, are being furnished pursuant to Item 2.02 of Form 8-K, and General Instruction B.2 thereunder and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference to such filing.

Item 9.01(d) Exhibits

The following exhibits are furnished as part of this report on Form 8-K:

Exhibit 99.1	Press Release, dated April 27, 2022, relating to Ryder System, Inc.’s financial results for the three months ended March 31, 2022.
Exhibit 99.2	Transcript of Earnings Conference Call, dated April 27, 2022, relating to Ryder System Inc,’s financial results for the three months ended March 31, 2022.
Exhibit 104	Cover Page Interactive Data File - The Cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2022	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ John J. Diez
John J. Diez Executive Vice President, Chief Financial Officer